UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2003

ASTREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4530	13-1930803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Express Street, Plainview, New York		11803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 516-433-1700

(Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure.

Attached is a press release issued by the Registrant on September 19, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits:

99.1 Press release of Registrant dated September 19, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTREX, INC.
(Registrant)

Date	September 19, 2003	/s/ Michael McGuire
(Signature)
Michael McGuire President

EXHIBIT INDEX

The following designated exhibit is filed herewith:

99.1  Press release of the Registrant dated September 19, 2003.